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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

To The Board of Directors and Shareholders
BTG, Inc.:

         We consent to the incorporation by reference in the registration statement (No. 33-97302) on Form S-8 of BTG, Inc. and subsidiaries of our report dated May 16, 2000, appearing in this Annual Report on Form 10-K of BTG, Inc. and subsidiaries for the year ended March 31, 2000.

/s/ Deloitte & Touche LLP

McLean, Virginia
June 27, 2000